SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                      May 11, 2005
(Date of earliest event reported)                                   May 11, 2005

                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


3551 Seventh Street, Suite 204, Moline, Illinois                        61265
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    (Address of principal executive offices)                          (Zip Code)

                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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


Item 9.01  Financial Statements and Exhibits

           (a) Exhibits.

               99.1 Shareholder  letter  dated May 2005 to be  presented  in the quarterly shareholder publication, "Investor Update".

Item 2.02.  Results of Operations and Financial Condition

            On May 11, 2005, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the first quarter ended March 31, 2005. The letter is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                QCR HOLDINGS, INC.


Dated:  May 11  2005                             By: /s/ Todd A. Gipple
                                                     ---------------------------
                                                     Todd A. Gipple
                                                     Executive Vice President
                                                     and Chief Financial Officer



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